SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials

                              CONGOLEUM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                 _______________________________

4)   Proposed maximum aggregate value of transaction: __________________________

5)   Total fee paid: ___________________________________________________________

|_|  Fee paid previously with preliminary materials: ___________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:_______________________________________________

     2)   Form, Schedule or Registration Statement No.: ________________________

     3)   Filing Party: ________________________________________________________

     4)   Date Filed: __________________________________________________________

                              CONGOLEUM CORPORATION

                             3500 Quakerbridge Road
                         Mercerville, New Jersey 08619

                             ----------------------
                       NOTICE OF ANNUAL MEETING TO BE HELD
                                  MAY 10, 2004
                             ----------------------

To the Stockholders of Congoleum Corporation:

      Notice is hereby given that theAnnual Meeting of the Stockholders (the "Meeting") of Congoleum Corporation (the "Company") will be held at FleetBoston Financial Corporation, America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts on Monday, May 10, 2004 at 8:30 A.M. local time, for the following purposes:

      (1) To elect three Class B directors who will hold office until the Annual Meeting of Stockholders to be held in 2007 and until their successors are duly elected and qualified.

      (2) To transact any other business that may properly come before the Meeting or any adjournment thereof.

      The close of business on March 19, 2004 has been fixed as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

      A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 is enclosed with this proxy statement.

      It is desirable that the stock of the Company be represented as fully as possible at the Meeting. Please sign, date and return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Meeting, you may vote in person, whether or not you have sent in your proxy, and your vote at the meeting will revoke any prior proxy you may have submitted.

                                              By Order of the Board of Directors
                                              CONGOLEUM CORPORATION

                                              /s/ Howard N. Feist

                                              Howard N. Feist III
                                              Secretary

Mercerville, New Jersey
April 15, 2004

                              CONGOLEUM CORPORATION
                             3500 Quakerbridge Road
                          Mercerville, New Jersey 08619

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                            ANNUAL MEETING TO BE HELD
                                  May 10, 2004

      This proxy statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors of Congoleum Corporation (the "Company"), of proxies to be used in voting at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on May 10, 2004 at FleetBoston Financial Corporation, America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts at 8:30 A.M. local time, and at any adjournments thereof. The cost of preparing and mailing the notice, proxy statement and proxy card will be paid by the Company. It is expected that the solicitation of proxies will be by mail only, but may also be made by overnight delivery service, facsimile, personal interview or telephone by directors, officers or employees of the Company. The Company will request banks and brokers holding stock in their names or custody, or in the names of nominees for others, to forward copies of the proxy materials to those persons for whom they hold such stock and, upon request, will reimburse such banks and brokers for their out-of-pocket expenses incurred in connection therewith. This proxy statement and the accompanying proxy card are being first mailed to stockholders on or about April 15, 2004.

      Proxies in the accompanying form, properly executed and duly returned to the Company and not validly revoked, will be voted at the Meeting (including adjournments) in accordance with your instructions. Proxies in the accompanying form, properly executed and duly returned to the Company and not validly revoked, but which do not indicate how the shares are to be voted as to the election of directors at the Meeting, will be voted "FOR" each of the Class B director nominees.

      Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by filing a later dated proxy, by notice of revocation filed in writing with the Secretary of the Company or by voting the shares subject to such proxy in person at the Meeting.Attendance at the Meeting in person will not be deemed to revoke the proxy unless the stockholder affirmatively indicates at the Meeting an intention to vote the shares in person.

      On March 19, 2004, there were 3,651,190 shares of the Company's ClassAcommon stock and 4,608,945 shares of the Company's Class B common stock outstanding. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting or any adjournment thereof, and those entitled to vote will have one vote for each share of Class A common stock held and two votes for each share of Class B common stock held. For purposes of the election of directors and such other matters that may properly come before the Meeting, shares of Class A common stock and Class B common stock will vote together as a single class.

      A quorum for the consideration of any question at the Meeting will consist of the holders of a majority of all common stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy. A plurality of the votes cast by holders of the shares present or represented and entitled to vote at the Meeting is required to elect directors. On all other matters, a majority of the votes cast by the holders of the shares represented and entitled to vote at the Meeting is required to decide the question. Shares represented by proxies marked "WITHHELD" with regard to the election of directors will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors, and, therefore, will have no effect on the determination of the outcome of the vote on this matter.

      A "broker non-vote" occurs with respect to a proposal when a broker, bank or other nominee holds shares of record in its name, is not permitted to vote on such proposal without instruction from the beneficial owner of the shares, and receives no instruction from the beneficial owner. Brokers, banks or other nominees who hold your shares in their names will be permitted to vote such shares with respect to the proposal to elect three directors to be voted on at the Meeting without instruction from you, and, accordingly, broker non-votes will not occur with respect to this proposal.

           DELIVERY OF PROXY MATERIAL AND ANNUAL REPORTS TO HOUSEHOLDS

      The Securities and Exchange Commission permits companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company's Annual Report on Form 10-K and this proxy statement.

      If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

      Beneficial owners who reside at a shared address at which a single copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and this proxy statement is delivered may obtain a separate Annual Report and/or proxy statement without charge by sending a written request to: Congoleum Corporation, 3500 Quakerbridge Road, P.O. Box 3127, Mercerville, NJ 08619,
Attention: Howard N. Feist III, or by calling the Company at 609-584-3000. The Company will promptly deliver an Annual Report and/or proxy statement upon receipt of such request.

      Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternately, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent to householding.

                              ELECTION OF DIRECTORS

      The Board of Directors of the Company is divided into three classes, as nearly equal in size as possible, with staggered terms of three years which expire at successive Annual Meetings of Stockholders. The term of the Class B directors elected at this Meeting will expire at the Annual Meeting of Stockholders to be held in 2007 upon the election and qualification of their successors. Should any person named below be unable or unwilling to serve as a director, the persons named as proxies intend to vote for such other person as management may recommend. Each nominee is currently a director of the Company.

      The following table sets forth the name, age and principal occupation of each of the nominees for election as director and each current director in the classes continuing in office, together with a statement as to the period during which he has served as a director of the Company. Each of the nominees was recommended by the Company's majority stockholder, chief executive officer and non-management directors.

                             Business Experience and                                        Expiration of
Name (Age)                   Other Directorships                                            Present Term
----------                   -------------------                                            ------------

Nominees

CLASS B DIRECTORS

Mark N. Kaplan (74)          Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP,          2004
                             attorneys, since 1999. Director of American Biltrite Inc.,
                             Grey Advertising Inc., DRS Technologies, Inc., REFAC
                             Corporation, Volt Information Sciences, Inc. and
                             Autobytel Inc. Director of the Company since 1995.

                             Business Experience and                                        Expiration of
Name (Age)                   Other Directorships                                            Present Term
----------                   -------------------                                            ------------

Richard G. Marcus (56)       Vice Chairman of the Company (since 1994) and a                2004
                             Director (since 1993). Director (since 1982), President
                             (since 1983) and Chief Operating Officer (since 1992) of
                             American Biltrite Inc. American Biltrite is the controlling shareholder of Congoleum and owns and operates other
                             businesses selling tape and film, flooring and rubber
                             products, and costume jewelry.

Mark S. Newman (54)          Chairman of the Board since 1995, President and Chief          2004
                             Executive Officer since 1994 of DRS Technologies, Inc.,
                             a high technology defense electronics systems company.
                             Director of Opticare Health Systems, Inc. Director of the
                             Company since 2000.

Incumbent Directors:
--------------------

CLASS C DIRECTORS

Roger S. Marcus (58)         Director, President and Chief Executive Officer of the         2005
                             Company (since 1993) and Chairman (since 1994).
                             Mr. Marcus is also a Director (since 1981), Chairman of
                             the Board (since 1992) and Chief Executive Officer (since
                             1983) of American Biltrite. From 1983 to 1992,
                             Mr. Marcus served as Vice Chairman of the Board of
                             American Biltrite.

John N. Irwin III (50)       Managing Director of Hillside Capital Incorporated, an         2005
                             investment firm, since 1979. Director of the Company
                             since 1986.

Cyril C. Baldwin, Jr. (76)   Chairman Emeritus and Director of Cambrex Corporation,         2005
                             a life sciences company, since 1999. Director of the
                             Company since 1995.

CLASS A DIRECTORS

William M. Marcus (66)       Director, Executive Vice President, and Treasurer of           2006
                             American Biltrite Inc. since 1966. Director of the
                             Company since 1993.

C. Barnwell Straut (78)      Managing Director of Hillside Capital Incorporated, an         2006
                             investment firm, since 1976. Director of the Company
                             since 1986.

Note: Roger S. Marcus and Richard G. Marcus are brothers, and William M. Marcus is their cousin. Roger S. Marcus and Richard G. Marcus were executive officers of the Company on December 31, 2003, when it filed its voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
             ELECTION OF EACH OF THE NOMINEES FOR CLASS B DIRECTOR.

                               EXECUTIVE OFFICERS

      The following table sets forth certain information relating to the executive officers of the Company.

                                                                                          Executive Officer
Executive Officer(1) (Age)                          Position                                   Since
--------------------------                          --------                              -----------------

Roger S. Marcus (58)(2)         Director, President and Chief Executive Officer of the         1993
                                Company (since 1993) and Chairman (since 1994).
                                Mr. Marcus is also a Director (since 1981), Chairman of
                                the Board (since 1992) and Chief Executive Officer (since
                                1983) of American Biltrite. From 1983 to 1992,
                                Mr. Marcus served as Vice Chairman of the Board of
                                American Biltrite.

Dennis P. Jarosz (58)           Sr. Vice President-Sales & Marketing (since 2002).             1995
                                Previously, he was Sr. Vice President-Marketing (since
                                1995). Prior thereto, he had served as Vice
                                President-Marketing (since 1993) and Vice
                                President-Sales & Marketing of the tile division of
                                American Biltrite (since 1986).

Thomas A. Sciortino (57)        Sr. Vice President-Administration of the Company (since        1993
                                1993). Prior thereto, he was Vice President-Finance of
                                the tile division of American Biltrite (since 1982).

Sidharth Nayar (43)             Sr. Vice President-Finance of the Company (since 1999).        1999(1)
                                Prior thereto 1999, he served as Vice
                                President-Controller of the Company (since
                                1994) and prior to that he was Controller
                                (since 1990).

John L. Russ III (63)           Sr. Vice President-Operations (since 2002). Prior thereto,     2002
                                he served as Executive Vice President for Borden
                                Chemicals, Inc. (Forest Products Division), a supplier of
                                resins and adhesives (since 1997). Prior to that he was
                                Executive Vice President of Borden Chemicals and
                                Plastics, a specialty resins manufacturer (since 1987).

Richard G. Marcus (56)(2)       Vice Chairman of the Company (since 1994) and a                1994
                                Director (since 1993). Director (since 1982), President
                                (since 1983) and Chief Operating Officer (since 1992) of
                                American Biltrite Inc.

Howard N. Feist III (47)        Chief Financial Officer and Secretary of the Company           1988
                                (since 1988). Mr. Feist is also Vice President-Finance and
                                Chief Financial Officer of American Biltrite (since 2000).

----------
(1) Each of the executive officers, other than Mr. Nayar, were executive officers of the Company on December 31, 2003, when it filed its voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. From October 2003 to January 2004, Mr. Nayar was employed by the D&B Corporation as Group Leader-Planning and Analysis.

(2)   Roger S. Marcus and Richard G. Marcus are brothers.

                    CERTAIN BENEFICIAL OWNERS OF COMMON STOCK

      The following table, together with the accompanying text and footnotes, sets forth, as of March 19, 2004, the holdings of the common stock (Class A and Class B) of (a) each director of the Company and of each person nominated to become a director of the Company, (b) each person named in the Summary Compensation Table that appears later in this proxy statement, (c) all officers and directors as a group, and (d) each person who, to the Company's knowledge, beneficially owns 5% or more of the common stock.

                                                               Title of                                        Percent of
                                                               Class of                                         Combined
Name and Address                                                Shares      Amount and Nature of    Percent of   Voting
of Beneficial Owner                                            Owned(1)   Beneficial Ownership(14)   Class       Power
-------------------                                            --------   ------------------------   -----       -----

Directors and Executive Officers

Roger S. Marcus ...........................................    Class A        191,100(5)(3)(15)        5.2%       1.5%
                                                               Class B      4,395,605(1)(2)(3)(4)     95.4%      68.3%

William M. Marcus .........................................    Class A        152,100(5)(3)(16)        4.2%       1.2%
                                                               Class B      4,395,605(1)(2)(3)(4)     95.4%      68.3%

Richard G. Marcus .........................................    Class A        191,100(5)(3)(17)        5.2%       1.5%
                                                               Class B      4,395,605(1)(2)(3)(4)     95.4%      68.3%

Cyril C. Baldwin, Jr. .....................................    Class A          5,000(9)                 *          *

C. Barnwell Straut ........................................    Class A          4,000(10)                *          *

Mark S. Newman ............................................    Class A          2,500(11)                *          *

Mark N. Kaplan ............................................    Class A         19,000(12)                *          *

John N. Irwin III .........................................    Class A          3,000(13)                *          *
                                                               Class B        213,340(1)(6)            4.6%       3.3%

Dennis P. Jarosz ..........................................    Class A          7,000(18)                *          *

Sidharth Nayar ............................................    Class A            285                    *          *

Thomas A. Sciortino .......................................    Class A          5,115(19)                *          *

John L. Russ III ..........................................    Class A          3,000(20)                *          *

Howard N. Feist III .......................................    Class A          5,177(21)                *          *

All directors and executive officers as a group
(13 persons) ..............................................    Class A        287,177(22)              7.9%       2.2%
                                                               Class B      4,608,945(2)(6)          100.0%      71.6%

5% Beneficial Owners, other than persons included above

Dimensional Fund Advisors, Inc. ...........................    Class A        283,900(7)(8)            7.8%       2.2%
1299 Ocean Avenue, Suite 650
Santa Monica, CA 90491

American Biltrite Inc. ....................................    Class A        151,100(5)(3)            4.1%       1.2%
57 River Street                                                Class B      4,395,605(1)(3)           95.4%      68.3%
Wellesley Hills, MA 02481

----------
*     Less than 1%

(1) The shares of the Company's Class B common stock are convertible into an equal number of shares of the Company's ClassAcommon stock without the requirement of any further action upon their sale or other transfer by Hillside Capital Incorporated ("Hillside Capital") or American Biltrite Inc. ("American Biltrite") to a person or entity other than one of its affiliates. In addition, shares of Class B common stock may be converted into an equal number of shares of Class A common stock at any time at the option of the holders thereof and shall be converted into an equal number of shares of Class A common stock upon the adoption of a resolution to such effect by a majority of the entire Board of Directors of the Company and the holders of a majority of the outstanding shares of Class B common stock voting as a separate class. In the event of a "change in control" of American Biltrite, all of its shares of Class B common stock shall be automatically converted into an equal number of shares of Class A common stock without the requirement of any further action.

(2) Refers to the shares of Class B common stock shown as owned of record by American Biltrite with respect to which each of the named individuals may be deemed to be the beneficial owner. Each of the named individuals is a director of the Company and a director, officer and stockholder of American Biltrite. Each of the named individuals disclaims beneficial ownership of such shares. The address of each of the named individuals is c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481.

(3) A majority of the outstanding shares of American Biltrite are beneficially owned by Natalie S. Marcus, Cynthia S. Marcus and the named individuals, who have identified themselves as persons who have in the past taken, and may in the future take, actions which direct or cause the direction of the management of American Biltrite and their voting of shares of American Biltrite in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934. Natalie S. Marcus is the mother of Roger S. Marcus and Richard G. Marcus, and the aunt of William M. Marcus. Cynthia S. Marcus is the wife of William M. Marcus.

(4) Richard G. Marcus and Roger S. Marcus are brothers, and William M. Marcus is their cousin.

(5) Includes 151,100 shares of Class A common stock shown as owned of record by American Biltrite with respect to which each of the named individuals may be deemed to be the beneficial owner. Each of the named individuals is a director of the Company and a director, officer and stockholder of American Biltrite. Each of the named individuals disclaims beneficial ownership of such shares. The address of each of the named individuals is c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481.

(6) Refers to the shares of Class B common stock shown as owned of record by Hillside Capital with respect to which Mr. Irwin may be deemed the beneficial owner. Mr. Irwin is a director of the Company and a director and officer of Hillside Capital and indirectly owns a majority of the issued and outstanding shares of its capital stock. Mr. Irwin disclaims beneficial ownership of such shares. The address of Mr. Irwin is c/o Brookside International Incorporated, 80 Field Point Road, 3rd Floor, Greenwich, CT 06830.

(7)   Dimensional Fund Advisors, Inc. is an investment adviser registered under
      Section 203 of the Investment Advisers Act of 1940 and may be deemed to be the "beneficial owner" in the aggregate of 283,900 shares of the Company's Class A common stock. Dimensional Fund Advisors, however, disclaims beneficial ownership of such shares.

(8) Based on information contained in an amendment to a Schedule 13G filed with the Securities and Exchange Commission which indicates that such shares were acquired solely for investment purposes as of December 31, 2003.

(9) Cyril C. Baldwin, Jr. has the right to acquire 3,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(10) C. Barnwell Straut has the right to acquire 3,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(11) Mark S. Newman has the right to acquire 2,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(12) Mark N. Kaplan has the right to acquire 3,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(13) John N. Irwin has the right to acquire 3,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(14) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power.

(15) Roger S. Marcus has the right to acquire 40,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(16) William M. Marcus has the right to acquire 1,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(17) Richard G. Marcus has the right to acquire 40,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(18) Includes 4,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(19) Includes 4,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(20) Includes 3,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(21) Includes 3,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(22) Includes 125,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

      The following table sets forth the number of shares of common stock, par value $.01, of American Biltrite owned as of March 19, 2004 by (a) each director of the Company and each person nominated to become a director of the Company,
(b) each person who is named in the Summary Compensation Table that appears later in this proxy statement and (c) all executive officers and directors of the Company as a group.

                                                                      Amount and
                                                                       Nature of         Percent of
Name and Address                                                      Beneficial    American Biltrite Inc.
of Beneficial Owner                                                   Ownership(1)      Common Stock
-------------------                                                   ------------      ------------

Richard G. Marcus .............................................      507,083(2)(3)         14.5%

Roger S. Marcus ...............................................      504,482(2)(4)         14.5%

William M. Marcus .............................................      345,734(2)(5)          9.9%

Mark N. Kaplan ................................................        5,000(6)               *

All directors and executive officers as a group (15 persons) ..    1,226,299               35.6%

----------
*     Less than 1%

(1) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power.

(2) As of the date shown, these shares were among the 2,037,607 shares, or 56.8%, of the outstanding Common Stock beneficially owned by the following persons, who have identified themselves as persons who have taken, and reasonably anticipate continuing to take, actions which direct or may cause the direction of the management and policies of the Company and the voting of their shares of Common Stock in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"): Natalie S. Marcus, Richard G. Marcus, Roger
      S. Marcus, William M. Marcus and Cynthia S. Marcus (c/oAmerican Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481).

(3) Richard G. Marcus has sole voting and investment power over 313,083 shares. Mr. Marcus is also a co-trustee with Natalie S. Marcus and Roger
      S. Marcus over 144,000 shares. Mr. Marcus also has the right to acquire 50,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Richard G. Marcus's wife, BethA. Marcus, owns 6,196 shares, of which shares Mr. Marcus disclaims beneficial ownership.

(4) Roger S. Marcus has sole voting and investment power over 310,482 shares. Mr. Marcus is also a co-trustee with Natalie S. Marcus and Richard G. Marcus over 144,000 shares. Mr. Marcus also has the right to acquire 50,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Roger S. Marcus's daughter, Elissa G. Marcus, owns 9,096 shares, of which shares Mr. Marcus disclaims beneficial ownership.

(5) William M. Marcus has sole voting and investment power over 305,734 shares. Mr. Marcus also has the right to acquire 40,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. William M. Marcus's wife, Cynthia S. Marcus, owns 9,400 shares, of which shares Mr. Marcus disclaims beneficial ownership.

(6) Mark N. Kaplan has the right to acquire 3,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act, requires the Company's directors, executive officers and holders of more than 10% of the common stock and other equity securities of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of the Company. Based upon a review of the Section 16 forms furnished to the Company during the year ended December 31, 2003, the Company believes that its officers, directors and holders of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements.

                      DIRECTOR ATTENDANCE AND COMPENSATION

      During 2003, the Board of Directors of the Company held twenty-one meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which he serves, except Mr. Baldwin, who attended 62% of such aggregate number of meetings. Each director who was not an officer or employee of the Company or American Biltrite received a director's fee of $15,000 per year and $2,000 for each of the four regular Board meetings, and $3,000 for each Audit Committee meeting attended during 2003.

      Directors may elect to defer the receipt of all or a part of their fees. Amounts so deferred earn interest, compounded quarterly, at a rate equal to the FleetBoston Financial Corporation base rate at the end of each quarter.

      Directors are also eligible to have their contributions to qualified charitable organizations matched by the Company in an aggregate amount up to $5,000 per director per year.

      On July 1, 1999 a Non-Qualified, Non-Employee Directors Stock Option Plan was created to grant non-employee directors options to purchase shares of the Company's Class A common stock. A total of 50,000 shares of ClassAcommon stock has been reserved for issuance under the plan. Each option granted will become exercisable six months from the grant date. During 2003, options to purchase 2,500 shares were granted under the plan.

      All members of the Board of Directors are encouraged, but not required, to attend Congoleum's annual meetings of stockholders.

                                 CODE OF ETHICS

      The Company has adopted a code of ethics (as that term is defined in Item 406 of Regulation S-K of the regulations promulgated by the SEC) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller and all other employees of the Company. The text of the Company's code of ethics is posted on its Internet website at www.congoleum.com or may be obtained without charge by sending a written request to Mr. Howard N. Feist III, of the Company at the Company's office at 3500 Quakerbridge Road, P.O. Box 3127, Mercerville, NJ 08619.

                                   COMMITTEES

      The Board has anAudit Committee and a Compensation Committee. The Company'sAudit Committee consists of four independent directors, as defined by the listing standards of the American Stock Exchange. The members of the Audit Committee are Mark S. Newman, Chairman, Mark N. Kaplan, Cyril C. Baldwin, Jr., and C. Barnwell Straut. The Board of Directors has determined that the Company has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Mark S. Newman who is an independent director as defined by the listing standards of the American Stock Exchange. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the Audit Committee Report included in this proxy statement. The Audit Committee is governed by a written charter adopted by the Board of Directors. A copy of the charter is included as Appendix A to this proxy statement.

      The Company's Compensation Committee consists of three independent directors, as defined by the listing standards of the American Stock Exchange. The members of the Compensation Committee are Mark N. Kaplan, Chairman, Cyril C. Baldwin, Jr. and Mark S. Newman. The Compensation Committee is responsible for approving executive compensation including base salaries, bonuses and criteria for their award, stock option plans, stock option grants, health and life insurance and other benefits. The Compensation Committee met one time during 2003.

      The Company does not have a standing nominating committee or formal procedure for nomination of directors. The Board of Directors believes that this is appropriate in light of the Company's ownership structure, which includes a single stockholder with more than 50% of the voting power. All members of the Board of Directors participate in the consideration of director nominees. The Board does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes that a policy is not necessary because the directors have access to a sufficient number of excellent candidates from which to select a nominee when a vacancy occurs on the Board and because the Board includes the representatives of the controlling stockholder of the Company. Individual directors will generally recommend candidates to the representatives of the controlling stockholder and, if acceptable, will submit that person's name for consideration by the Board. The Board generally seeks candidates with a broad business background and who may also have a specific expertise in such areas as law, accounting, banking, or investment banking.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 with management, who has primary responsibility for the preparation of the Company's financial statements, and with the independent auditors, who are responsible for auditing the Company's financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. Such discussions included consideration of their judgments as to the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

      In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company including the matters required to be discussed by Statement on Auditing Standards No. 61, has received and reviewed written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met quarterly with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during fiscal year 2003.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also approved the selection of the Company's independent auditors.

                                 AUDIT COMMITTEE

                                                   Mark S. Newman, Chairman
                                                   Cyril C. Baldwin, Jr.
                                                   Mark N. Kaplan
                                                   C. Barnwell Straut

                          COMPENSATION COMMITTEE REPORT

Overall Policy

      The Company's executive compensation program is designed to reflect both corporate performance and individual responsibilities and performance. The Compensation Committee administers the Company's overall compensation strategy in an attempt to relate executive compensation appropriately to the Company's overall growth and success and to the executive's duties and demonstrated abilities. The objectives of this strategy are to attract and retain the best possible executives, to motivate these executives to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results.

      Each year the Compensation Committee conducts a review of the Company's executive compensation. This review includes consideration of the relationship between an executive's current compensation and his current duties and responsibilities; the compensation of executive officers with similar duties and responsibilities; and inflationary trends. The annual compensation review permits an ongoing evaluation of the relationship between the size and scope of the Company's operations, its performance and its executive compensation. The Compensation Committee also considers the legal and tax effects (including without limitation the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company and its executive officers in light of the Company's executive compensation strategy.

      The Compensation Committee determines the compensation of the individuals whose compensation is detailed in this proxy statement and sets policies for and reviews the compensation awarded to the most highly compensated corporate executives. This process is designed to provide consistency throughout the executive compensation program. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement, the Compensation Committee takes into account the views of Roger S. Marcus, the Company's Chief Executive. Because Mr. Marcus provides his services to the Company pursuant to a Personal Services Agreement between the Company and American Biltrite, the Compensation Committee does not review Mr. Marcus' compensation. The Personal Services Agreement is administered by the disinterested directors of the Board as a whole.

      The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below.

Base Salaries

      Base salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities and then evaluating the current responsibilities of the position, the scope of the operations under management and the experience of the individual. Annual salary adjustments are determined by evaluating on an individual basis any new responsibilities of the executive's position, changes in the scope of the operations managed, the performance of such operations, the performance of the executive in the position and annual increases in the cost of living.

Annual Bonus

      The Company's executive officers are eligible for an annual cash bonus. Annual bonuses are determined on the basis of corporate performance. The most significant corporate performance measure for bonus payments is earnings of the Company. In determining annual bonuses, the Compensation Committee also considers the views of Mr. Marcus as Chief Executive Officer and discusses with him the appropriate bonuses for all executives.

Stock Options

      Under the Company's 1995 Stock Option Plan, as amended (the "1995 Stock Option Plan"), stock options may be granted to the Company's executive officers. The Compensation Committee sets guidelines for the size of stock option awards based on factors similar to those used to determine base salaries and annual bonus. Stock options are designed to align the interests of executives with those of the stockholders.

      Under the 1995 Stock Option Plan, stock options are typically granted with an exercise price equal to the market price of the Company's Class A common stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over time.

Conclusion

      Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                                       COMPENSATION COMMITTEE

                                       Mark N. Kaplan, Chairman
                                       Cyril C. Baldwin, Jr.
                                       Mark S. Newman

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee during 2003 were Mark N. Kaplan, Cyril C. Baldwin, Jr. and Mark S. Newman, none of whom is or was at any time during 2003, or at any previous time, an officer or other employee of the Company. Mark N. Kaplan is presently Of Counsel to Skadden, Arps, Slate, Meagher & Flom LLP, a law firm retained by the Company in 2003. Mr. Kaplan is also a director of American Biltrite.

                             EXECUTIVE COMPENSATION

      The table that follows sets forth information, concerning the compensation earned by or paid to the Company's Chairman of the Board and Chief Executive Officer, the Company's four other most highly compensated executive officers, and the former Senior Vice President-Finance, for services rendered to the Company in all capacities during each of the last three years. The table also identifies the principal capacity in which each of the named executives served the Company during 2003.

                           SUMMARY COMPENSATION TABLE


                                                                           Long-Term Compensation
                                                                    ------------------------------------
                                              Annual Compensation      Other              Securities
                                             ---------------------     Annual              Underlying        All Other
Name and Principal Position           Year   Salary ($)  Bonus ($)  Compensation(1)($)  Options (Shares)  Compensation(2)($)
---------------------------           ----   ----------  ---------  ------------------  ----------------  ------------------

Roger S. Marcus .................     2003           *        *             --               --                    *
  Chairman, President                 2002           *        *             --             200,000(3)              *
  and Chief Executive Officer         2001           *        *             --                  --                 *

John L. Russ III ................     2003     182,500       --             --              15,000                --
  Senior Vice President-              2002      93,462       --         48,611                  --                --
  Operations                          2001          --                      --                  --                --

Dennis P. Jarosz ................     2003     183,750       --             --                  --               603
  Senior Vice President-              2002     177,250       --             --              22,500(3)          7,125
  Sales & Marketing                   2001     166,000       --             --                  --             6,583

Sidharth Nayar ..................     2003     136,424       --             --                  --               558
  Senior Vice President-              2002     151,667       --             --              17,500(3)          6,549
  Finance                             2001     143,167       --             --                  --             5,733

Thomas A. Sciortino .............     2003     175,000       --             --                  --               586
  Senior Vice President-              2002     170,000       --             --              22,500(3)          6,549
  Administration                      2001     163,000       --             --                  --             6,553

Vince J. Sullivan ...............     2003      96,346    5,000             --                  --                --
  Former Senior                       2002          --       --             --                  --                --
  Vice President-Finance              2001          --       --             --                  --                --

----------
(1)   Amount shown represents relocation expenses.

(2) Amounts shown for each officer consist of amounts contributed by the Company to the Company's 401(k) Plan for the designated fiscal year that are allocated to such officer.

(3) In December 2001, the Compensation Committee and the Board of Directors each separately approved an offer to exchange outstanding options for new options. Pursuant to the offer to exchange, eligible option holders of the Company were allowed to exchange all options granted to them under the 1995 Plan for new options to be granted under such plan. On July 11, 2002, the Company issued new options at an exercise price of $2.05 per share pursuant to the exchange.

(*) Pursuant to the terms of a Personal Services Agreement between American Biltrite and the Company, American Biltrite agreed that Roger S. Marcus would devote substantially all of his business time to serving as Chairman, President and Chief Executive Officer of the Company and Richard
      G. Marcus would serve as Vice Chairman of the Company. In consideration of this agreement, the Company agreed to pay American Biltrite a personal services fee and a contingent incentive fee, as determined by a majority of the disinterested members of the Board of Directors of the Company. The Company paid $580,000, $590,000 and $608,000 in personal services fees to American Biltrite for the years ending December 31, 2001, 2002 and 2003, respectively.

                        OPTION GRANTS IN FISCAL YEAR 2003

                                                                                      Potential Realizable Value at
                          Number of                                                      Assumed Annual Rates of
                          Securities   Individual Grants                               Stock Price Appreciation
                          Underlying    Percent of Total     Exercise or                   For Option Term(2)
                           Options     Options Granted in    Base Price   Expiration  -----------------------------
Name                      Granted(1)     Fiscal Year(1)      (per share)     Date         5%                 10%
----                      ----------     --------------      -----------  ----------  ---------           ---------
John L. Russ III          15,000            49.2%              $0.360      02/01/13     $3,396             $8,606

----------
(1) The foregoing chart shows all options granted in 2003 to the named executive officers. All options granted in 2003 were granted pursuant to the 1995 Stock Option Plan. Such options vest over five years at the rate of 20% per year beginning on the first anniversary of the date of the grant, subject to acceleration as the Compensation Committee, in its sole discretion, deems appropriate.

(2) These amounts represent certain assumed rates of appreciation which are provided for illustrative purposes only. Actual gains, if any, on stock option exercises and Class A common stock holdings are dependent on the future performance of the Class A common stock and overall stock market conditions. There is no assurance that the amounts reflected will be realized.

                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

                                                                                         Value of Unexercised
                                                            Number of Unexercised            In the Money
                                    Shares                   Options at 12/31/03          Options at 12/31/03
                                  Acquired on   Value     --------------------------  ---------------------------
Name                                Exercise   Realized   Exercisable  Unexercisable  Exercisable   Unexercisable
----                                --------   --------   -----------  -------------  -----------   -------------

Roger S. Marcus .................      --        --        40,000        160,000          $0           $    0
John L. Russ III ................      --        --            --         15,000           0            4,800
Dennis P. Jarosz ................      --        --         4,500         18,000           0                0
Thomas A. Sciortino .............      --        --         4,500         18,000           0                0

                          DEFINED BENEFIT PENSION PLAN

      In addition to the remuneration set forth above, the Company maintains a tax-qualified defined benefit pension plan (the "Pension Plan") for all salaried (non-hourly) employees. The following table shows, for various income and service levels, the annual benefits payable under the Pension Plan, commencing at normal retirement at age 65. These benefits are presented on a five years certain and life thereafter basis and reflect any reduction for Social Security or other offset amounts that may apply.

                      APPROXIMATE ANNUAL PENSION AT AGE 65

                                                    Years of Credited Service
                                  ------------------------------------------------------------
Final Average
Annual Compensation                 15          20           25            30            35
-------------------               -------     -------      -------       -------       -------

$100,000 .....................    $10,900     $14,500      $18,100       $21,700       $25,300
 125,000 .....................     14,200      19,000       23,700        28,500        33,200
 150,000 .....................     17,600      23,500       29,400        35,200        41,100
 175,000 .....................     21,000      28,000       35,000        42,000        49,000
 200,000 .....................     24,400      32,500       40,600        48,700        56,800
 225,000 .....................     24,400      32,500       40,600        48,700        56,800
 250,000 .....................     24,400      32,500       40,600        48,700        56,800

      The Pension Plan provides non-contributory benefits based upon years of service and average annual earnings for the 60 consecutive calendar months in which the participating employee had the highest level of earnings during the 120 consecutive calendar months preceding retirement.

      The amounts reflected in the preceding table are based on the present Pension Plan formula. Actual benefits will differ depending on the employee's years of service and whether the employee was previously employed by the Company or American Biltrite.

      The compensation used to determine a person's benefits under the Pension Plan includes such person's salary (including amounts deferred as salary reduction contributions to any applicable tax-qualified plans maintained under Sections 401(k) or 125 of the Code) and annual bonuses. The Internal Revenue Service has limited the maximum compensation for benefit purposes to $200,000 in 2003. Salary and bonus amounts listed in the Summary Compensation Table are items of compensation covered by the Pension Plan. The table below sets forth certain information relating to the Pension Plan with respect to the five most highly compensated executive officers of the Company at December 31, 2003. Roger
S. Marcus is not eligible to participate in the Pension Plan because he is an employee of American Biltrite.

                                        2003 Remuneration         Credited Years
      Name                               Covered by Plan           of Service
      ----                               ---------------           ----------

      Roger S. Marcus .................          --                    --
      Dennis P. Jarosz ................    $183,750                    31
      Sidharth Nayar ..................     136,424                    17
      Thomas A. Sciortino .............     175,000                    30
      John L. Russ III ................     182,500                     1

                   EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

      Pursuant to the terms of a Personal Services Agreement dated March 11, 1993, as amended, between the Company and American Biltrite, American Biltrite agreed that Roger S. Marcus would serve as the Chairman, President and Chief Executive Officer of the Company and, in connection therewith, would devote substantially all of his time to his duties in such capacity; provided, however, that Mr. Marcus would be entitled to remain as a director and executive officer of American Biltrite. The Personal Services Agreement had an initial term of five years, which term has been extended through March 11, 2008, subject to earlier termination in the event of death, disability, cause or the termination of Mr. Marcus' affiliation with American Biltrite, and may be further extended for successive one-year periods if the parties so elect. Effective February 8, 1995, the Personal Services Agreement was amended to provide, among other things, that Richard G. Marcus will serve as Vice Chairman of the Company. For the year ended December 31, 2003, the Company paid $608,000 to American Biltrite pursuant to the amended Personal Services Agreement.

      Under the terms of the 1995 Stock Option Plan, as amended, all outstanding options granted under that plan become immediately fully vested and exercisable if: (i) any person (other than an exempt person (as defined in the succeeding sentence)) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of that two-year period constitute the Company's Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction of the type referred to in clauses (i), (iii) or
(iv) of this paragraph) whose election to the Company's Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of that two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Company's Board of Directors; (iii) the Company's stockholders approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the Company's voting securities outstanding immediately prior to the consummation of that transaction representing 50% or more of the combined voting power of the surviving or parent entity outstanding immediately after the merger of consummation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than an exempt person) acquires 50% or more of the combined voting power of the Company's then outstanding securities; or (iv) the Company's stockholders approve a plan of complete liquidation of the Company or an agreement for the sale of all, or substantially all of, the Company's assets. For purposes of the 1995 Stock Option Plan, an "exempt person" means (a) the Company, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the

Company, (c) any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of the Company, or (d) any person or group of persons who, immediately prior to the adoption of the 1995 Stock Option Plan, owned more than 50% of the combined voting power of the Company's then outstanding voting securities.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Pursuant to the terms of a Business Relations Agreement dated as of March 11, 1993, between the Company and American Biltrite (as amended, the "Business Relations Agreement"), (i) the Company granted American Bil-trite the right to purchase the Company's vinyl and vinyl composition tile at a price equal to the lower of 120% of the Company's fully absorbed manufacturing costs for such tile and the lowest price paid by any of the Company's other customers and the exclusive right and license (including the right to sublicense) to distribute such tile in Canada, subject to the Company's right to make direct sales in Canada, (ii) American Biltrite granted the Company the non-exclusive right to purchase floor tile and urethane from American Biltrite at a price equal to the lower of 120% of American Biltrite's fully absorbed manufacturing costs for such products and the lowest price charged by American Biltrite to any of its other customers. The Business Relations Agreement has an initial term of fifteen years and may be extended for successive one-year periods if the parties so elect. For the twelve months ended December 31, 2003, the Company had purchases of $7.3 million from and sales of $0.1 million to American Biltrite pursuant to this Business Relations Agreement.

      The Company and American Biltrite and others are parties to a Joint Venture Agreement entered into in December 1992 (the "Joint Venture Agreement"), pursuant to which American Biltrite ultimately contributed the assets and certain liabilities of its United States flooring business to the Company in return for cash and an equity interest in the Company. Pursuant to the Joint Venture Agreement, American Biltrite is obligated to indemnify the Company for liabilities incurred by the Company which were not assumed by the Company pursuant to the Joint Venture Agreement, and the Company is obligated to indemnify American Biltrite for, among other things, all liabilities relating to American Biltrite's former United States tile flooring operations. From January 1, 2003 through December 31, 2003, American Biltrite paid the Company $0, and the Company paid American Biltrite $2.2 million, pursuant to their respective indemnification obligations under the Joint Venture Agreement.

      In addition, as discussed under "Employment and Change of Control Agreements" and in a note to the "Summary Compensation Table," the Company and American Biltrite are parties to a Personal Services Agreement pursuant to which Roger S. Marcus serves as the Chairman, President and Chief Executive Officer of the Company and Richard G. Marcus serves as Vice Chairman of the Company. For the year ended December 31, 2003, the Company paid $608,000 to American Biltrite pursuant to the Personal Services Agreement.

      The Company also provides certain data processing services to American Biltrite. The scope and terms of such services are renegotiated annually. American Biltrite's Chief Financial Officer also acts as Congoleum's Chief Financial Officer and Secretary. Mr. Feist receives no compensation directly from the Company for such services. In addition, from time to time American Biltrite and Congoleum make joint purchases of goods or services in order to benefit from their combined purchasing power. Costs for such goods or services are allocated ratably between American Biltrite and Congoleum.

      During 2003, the Company retained the services of the law firm Skadden, Arps, Slate, Meagher & Flom LLP for a variety of legal matters. Mr. Kaplan is of counsel to Skadden, Arps, Slate, Meagher & Flom LLP.

      During 2003, the Company employed Richard G. Marcus' son in a marketing position with compensation paid (including salary, value of company provided automobile, 401(k) match and pay in lieu of medical benefits, as applicable) of $70,351. During 2003, the Company employed Roger S. Marcus' two daughters, both in marketing positions and his son-in-law in an administrative position, with compensation paid (including salary, value of company provided automobile, 401(k) match, and pay in lieu of medical benefits, as applicable) for 2003 of $71,349, $26,768, and $57,500 respectively. The Company also employed the son and son-in-law of Dennis P. Jarosz during 2003, with compensation paid (including salary, value of company provided automobile, 401(k) match, and pay in lieu of medical benefits, as applicable) for 2003 of $44,878 and $97,690, respectively. One of Roger S. Marcus'daughters left the Company in 2003, while all other relationships are expected to continue during 2004.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN

      The graph that follows compares the cumulative total shareholder return of the Company's Class A common stock to the cumulative returns of the American Stock Exchange Market Value Index and a Peer Group Index comprised of 40 public companies identified by Media General Financial Services having a majority of revenues generated from the manufacture and sale of a variety of building and construction products.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG CONGOLEUM CORPORATION,
                      MG GROUP INDEX AND AMEX MARKET INDEX

            [PERFOMANCE CHART IS LOCATED HERE IN PRINTED MATERIALS.]

Measurement Period    Congoleum Corporation   MG Group Index   AMEX Market Index
------------------    ---------------------   --------------   -----------------

     12/31/98                100.00              100.00           100.00
     12/31/99                 47.06               85.56           124.67
     12/31/00                 25.74               87.34           123.14
     12/31/01                 19.41               95.50           117.47
     12/31/02                  4.94               92.70           112.78
     12/31/03                  8.00              125.54           153.50

                      ASSUMES $100 INVESTED ON JAN. 1, 1998
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2003

      Note: The companies included in the Peer Group Index at December 31, 2003 are: AAON, Inc., Advanced Refrigeration Technologies, Inc., AMCOL International Corporation, American Standard Companies, Inc., American Stone Industries, Inc., Ameron International Corporation, Armstrong Holdings, Inc., Berger Holdings, Ltd., Butler Manufacturing Company, CARBO Ceramics, Inc., Continental Materials Corporation, Crown Energy corporation, Danaher Corporation, DeMarco Energy Systems of America, Inc., Dicut, Inc., Drew Industries Incorporated, ElkCorp, Global Energy Group, Inc., Griffon Corporation, Imperial Industries, Inc., International de Ceramica, S.A. de C.V., InternationalAluminum Corporation, IWT Tesoro Corporation, Lancer Corporation, Martin Marietta Materials, Inc., Mestek, Inc., NCI Building Systems, Inc., Owens Corning, RPM International, Inc., The Sherwin-Williams Company, TAT Technologies Ltd., Tecumseh Products Company CLA, Tecumsch Products Company CLB, Tramford International Limited, Trex Company, Inc., United States Lime & Minerals, Inc., USG Corporation, The Valspar Corporation, Vulcan Materials Company, York International Corporation.

                  RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

      The Audit Committee has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for 2004. Fees billed by Ernst & Young LLP for 2003 and 2002 are as follows:

Audit Fees

      The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered for the audit of the financial statements of the Company for 2002 and 2003 and the reviews of the Company's quarterly financial statements included in the Company's Quarterly Reports on Form 10-Q for 2002 and 2003 were $280,000 and $300,500 respectively.

Audit Related Fees

      The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered for the audit related services, which were related to audits of the employee benefit plans for 2002 and 2003, were $38,000 and $50,000 respectively.

Tax Fees

      The aggregate fees billed by Ernst & Young LLP for tax services related to tax compliance, tax advice, tax planning, and tax examination assistance in 2002 and 2003 were $10,550 and $26,200 respectively.

All Other Fees

      The aggregate fees billed by Ernst & Young LLP for all other services rendered to the Company other than those mentioned above for 2002 and 2003 were $0 and $31,000 respectively, which related to services providing assistance with reporting requirements related to the Company's filing under Chapter 11 of the federal Bankruptcy Code.

      Audit fees for 2002 include additional billings not known at the time the Company filed last year's Proxy.

      All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's pre-approval policy and procedure is to review proposed Ernst & Young's audit, audit-related services, tax services and other services and pre-approve such services specifically described to the Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Committee to delegate to one or more members of the Committee pre-approval authority with respect to permitted services. The Audit Committee did not approve any services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X of the regulations promulgated by the SEC.

      Representatives of Ernst & Young LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the year 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by November 30, 2004. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by February 13, 2005.

                        STOCKHOLDER COMMUNICATION POLICY

      The Company has established procedures for stockholders to communicate directly with the Board of Directors on a confidential basis. Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at Congoleum Corporation, 3500 Quakerbridge Road, P.O. Box 3127, Mercerville, NJ 08619,Attention: Howard N. Feist III. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. To the extent that a stockholder wishes the communication to be con-fidential, such stockholder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

                                  OTHER MATTERS

      The management has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

                                              By Order of the Board of Directors
                                              CONGOLEUM CORPORATION

                                              /s/ Howard N. Feist

                                              Howard N. Feist III
                                              Secretary

Mercerville, New Jersey
April 15, 2004

                                   Appendix A

                      CHARTER OF THE AUDIT COMMITTEE OF THE
                  BOARD OF DIRECTORS OF CONGOLEUM CORPORATION
                    AS ADOPTED BY THE BOARD ON MARCH 24, 2004

1. PURPOSE OF THE COMMITTEE

      The Committee's purpose is to provide oversight of matters involving the accounting, auditing, financial reporting, and internal control functions of the Company and its subsidiaries.

2. COMPOSITION OF THE COMMITTEE

      The Committee shall be comprised of three or more independent directors as determined from time to time by resolution of the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the AMEX, the SEC, the Sarbanes-Oxley Act, and other regulations or regulatory bodies.

3. MEETINGS OF THE COMMITTEE

      The Committee shall hold four regularly scheduled meetings per year and additional meetings as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.

4. RESPONSIBILITIES OF THE COMMITTEE

      In order for the Audit Committee to effectively carry out its purposes, its processes must remain flexible so it can best react to changing conditions, information, accounting rules, securities laws and regulations and other factors which bear on its responsibilities. The key responsibilities described in this Charter, therefore, shall define the principal recurring processes of the Audit Committee. These processes are set forth as a guide with the understanding that the Audit Committee may supplement them as it deems necessary or appropriate to accomplish its purposes.

      The Company's management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles ("GAAP") and its periodic reports as required by the Securities and Exchange Commission (the "SEC"). The Company's auditor is responsible for auditing the Company's annual finan-cial statements and reviewing the Company's interim financial statements. While the Audit Committee has responsibility to oversee management's and the auditor's conduct of these activities, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with GAAP. The Audit Committee is expected to maintain free and open communication with the auditor and management of the Company. In order to facilitate such free and open communication, the Audit Committee should meet with members of management and the auditor, separately, at least once a year and at such other times as the members of the Audit Committee deem it necessary or appropriate to accomplish its purposes.

      Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

5. DUTIES OF THE COMMITTEE

      The Committee shall fulfill its oversight responsibilities by accomplishing the following:

Appointment, Compensation, Retention and Oversight of Independent Auditor

(a) Annually evaluate, determine the selection of, and if necessary, determine the replacement of or rotation of, the independent auditor.

(b) Review, evaluate and discuss formal reports, at least annually, from the independent auditor regarding the auditor's independence, including a delineation of all relationships between the independent auditor and the Company and the written disclosures required by the Independence Standards Board; and recommend actions to satisfy the Board of the independence of the independent auditor.

(c) Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the independent auditor.

(d) At least annually, receive a report from the independent auditor detailing the firm's internal quality control procedures and any material issues raised by the independent auditor's internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm.

(e) Establish hiring policies for employees or former employees of the independent auditors.

Oversight of Audit Process and Company's Legal Compliance Program

(a) Review with management and the independent auditor the overall scope and plans for audits. Review with management, the internal auditor, and the independent auditor any difficulties or disputes with management encountered in connection with audits.

(b) Review and discuss with management, the internal auditor, and independent auditor the Company's system of internal control, including information systems controls and security, its financial and critical accounting practices, and policies relating to risk assessment, including steps that management has taken to minimize risk to the Company.

(c) Receive and review reports of the independent auditor discussing (i) all critical accounting policies and practices used in the preparation of the Company's financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted audit differences.

(d) Discuss with management and the independent auditor any changes in the Company's critical accounting policies and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.

(e) Review and discuss with management and the independent auditor the annual and quarterly financial statements and the Company's "Management's Discussion and Analysis of Financial Conditions and Results of Operations" ("MD&A") prior to the filing of the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Discuss any significant changes in the audit plan, results of the annual audit and quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards. Discuss with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which the management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosures in the financial statements, including the Company's disclosures of critical accounting policies and other disclosures.

(f) Review, or establish standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to any analysts or rating agencies.

(g) Receive from the Chief Executive Officer and Chief Financial Officer a report of all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting, and any fraud that involves management or other employees who have a significant role in the company's internal controls over financial reporting.

(h) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

Other Responsibilities

(a) Review and concur in the appointment, replacement, reassignment, or dismissal of senior financial officers.

(b) Prepare a report for inclusion in the Company's annual proxy statement as required by the rules of the Securities and Exchange Commission.

(c)   Report to the Board on a regular basis.

(d) Annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board.

(e) Perform any other activities consistent with the Charter, By-laws and governing law as the Board or the Audit Committee shall deem appropriate.

6. AUTHORITY AND RESOURCES OF THE AUDIT COMMITTEE

      The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Committee may determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carrying out its duties. Funding for such retained services shall be provided for by the Company.

                                 REVOCABLE PROXY
                              CONGOLEUM CORPORATION

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                              MONDAY, MAY 10, 2004

      The undersigned hereby appoints Roger S. Marcus, Richard G. Marcus and Howard N. Feist III, jointly and severally, proxies, with full power of substitution and with discretionary authority, to vote all the shares of Class A common stock, par value $.01 per share, of Congoleum Corporation, a Delaware corporation ("Congoleum"), which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of Congoleum to be held on Monday, May 10, 2004 at FleetBoston Financial Corporation, America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts at 8:30 A.M., local time, or at any adjournments or postponements thereof (the "Annual Meeting"), hereby revoking any proxy heretofore given.

                                          With-       For All
                              For         hold        Except
PROPOSAL 1.
ELECTION OF DIRECTORS         |_|          |_|          |_|

The nominees are:
Mark N. Kaplan      Richard G. Marcus       Mark S. Newman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR ELECTION AS DIRECTORS LISTED ABOVE AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

      Please sign, date and return this proxy card promptly in the enclosed envelope. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                             ----------------------------
   Please be sure to sign and date           Date
    this Proxy in the box below.
-------------------------------------------------------------------------


Stockholder sign above ----------------- Co-holder (if any) sign above --


--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.

                              CONGOLEUM CORPORATION
--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

______________________________________________________

______________________________________________________

______________________________________________________